First Sentier American Listed Infrastructure Fund

Class I	FLIAX
First Sentier Global Listed Infrastructure Fund

Class I	FLIIX
Each a series of Advisors Series Trust

Supplement dated July 17, 2025 to the Prospectus and
Statement of Additional Information (“SAI”), each dated February 28, 2025

We wish to inform you that at the recommendation of First Sentier Investors (US) LLC, the investment adviser of the First Sentier American Listed Infrastructure Fund and the First Sentier Global Listed Infrastructure Fund (each an “Acquired Fund” and together the “Acquired Funds”), the Board of Trustees of Advisors Series Trust (the “Trust”) has voted to approve an Agreement and Plan of Reorganization whereby each Acquired Fund would reorganize out of the Trust and into a corresponding series of Datum One Series Trust that was newly created specifically for such reorganization (each an “Acquiring Fund” and together the “Acquiring Funds”) (the “Reorganization”). The Reorganization is intended to be tax-free for U.S. federal income tax purposes.

Each Acquired Fund and its corresponding Acquiring Fund will have identical investment objectives and will have substantially similar principal investment strategies. Each Acquired Fund and each Acquiring Fund’s investment adviser and portfolio managers will remain the same. However, the Reorganization would result in the Acquiring Funds being under the supervision of a different Board of Trustees and receiving key services from different service providers.

In the next few weeks, shareholders of record of the Acquired Funds will receive a proxy statement soliciting their vote with respect to the proposed Reorganization. If approved, the Reorganization is anticipated to take effect on or about November 3, 2025, or such other date as the parties may agree. Approval of the Reorganization, with respect to each Acquired Fund, requires the affirmative vote of a majority of the outstanding shares of such Fund. When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

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Please retain this Supplement with your Prospectus and SAI.